UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2005

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

On May 18, 2005, the Audit Committee of the Board of Directors of the MSC.Software Corporation (the “Company”) engaged Deloitte & Touche LLP as its independent registered public accounting firm.  During the Company’s two most recent fiscal years ended December 31, 2003 and 2004 and the subsequent interim period through May 18, 2005, neither the Company nor anyone on the Company’s behalf has consulted with Deloitte & Touche LLP regarding any of the matters identified in Item 304 (a) (2) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

		By:	/s/ JOHN J. LASKEY
Date:	May 18, 2005		John J. Laskey
Senior Vice President and Chief Financial Officer